                                                                                            Exhibit 10c(37)

PROGRESS ENERGY, INC.

AMENDED AND RESTATED

MANAGEMENT DEFERRED COMPENSATION PLAN

Amendment, effective April 1, 2005

Section 1.40 was amended to read as follows:

1.40  Retirement Date

The date a Participant retires from the Company on or after attaining (i) age 65 with 5 years of service, (ii) age 55 with 15 years of service, (iii) 35 years of (iv) eligibility for retirement under the SSERP if covered under such plan, or (v) age 50 with 5 years of service as of March 31, 2005, and where the Participant elects during the period beginning March 15, 2005, and ending April 15, 2005, to retire no later than December 1, 2005, pursuant to the terms of the Voluntary Enhanced Retirement Program (a “VERP Participant”). Notwithstanding any other provision of the Plan to the contrary, a VERP Participant may elect on or before December 31, 2005, to (a) commence payment of the Plan Year Accounts as of (i) April 1, 2006, (ii) April 1, 2007, or (iii) April 1, 2011 (each a “Payment Commencement Date”) and (b) provide for the payment of such Plan Year Accounts in the form of (i) a lump sum or (ii) annual installments over a period extending from two years to ten years following the Payment Commencement Date. In the event no other payment election is made by the VERP Participant prior to January 1, 2006, the VERP Participant shall be deemed to have elected for payment of the Plan Year Accounts to be made in accordance with the Enrollment Form submitted by the VERP Participant; provided, that if the VERP Participant is a “key employee” as defined in Section 416(i) of the Code (but determined without regard to the 50 employee limit on the number of officers treated as key employees), the Payment Commencement Date shall not be earlier than six months after the date of Retirement of the VERP Participant (or, if earlier, the date of death of the Participant). A VERP Participant may not make any election with respect to the payment of the Plan Year Accounts after December 31, 2005.